UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 17, 2008

ALLSTATE LIFE INSURANCE COMPANY

(Exact name of Registrant as Specified in Charter)

Illinois	0-31248	36-2554642
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
organization)

3100 Sanders Road
Northbrook, Illinois		60062
(Address of Principal Executive Offices)		Zip

Registrant’s telephone number, including area code: (847) 402-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01.                                        Entry into a Material Definitive Agreement

On November 17, 2008, the Registrant issued a surplus note in the amount of $400,000,000, with an interest rate of 7.00% per annum, payable to its parent, Allstate Insurance Company, on November 17, 2028.  No payment of principal or interest shall be permitted without the prior written approval of the Director of Insurance of the State of Illinois.  A copy of the surplus note is attached hereto as Exhibit 10.1.

Section 2 – Financial Information

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On November 17, 2008, the Registrant issued a surplus note in the amount of $400,000,000, with an interest rate of 7.00% per annum, payable to its parent, Allstate Insurance Company, on November 17, 2028.  No payment of principal or interest shall be permitted without the prior written approval of the Director of Insurance of the State of Illinois.  A copy of the surplus note is attached hereto as Exhibit 10.1.

Section 9 – Financial Statements and Exhibits

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                Exhibits

Exhibit No.	Description

10.1	Surplus Note between Allstate Life Insurance Company and Allstate Insurance Company dated November 17, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLSTATE LIFE INSURANCE COMPANY

	By:	/s/ Mary J. McGinn

Name: Mary J. McGinn
Title: Vice President and
Assistant Secretary

Date: November 18, 2008